                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)     October 24, 2002



                              NYMEX HOLDINGS, INC.

               (Exact Name of Registrant as Specified in Charter)



       Delaware                       333-30332                  13-4098266
(State or Other Jurisdiction        (Commission                (IRS Employer
  of Incorporation)                 File Number)             Identification No.)




One North End Avenue, World Financial Center, New York, NY           10282-1101
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code   (212) 299 - 2000


                                       N/A
          (Former Name or Former address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 17, 2002, Ernst & Young LLP ("E&Y") resigned its engagement as the independent auditor of NYMEX Holdings, Inc., (the "Company"), effective immediately. The Company is in the process of engaging a new independent auditor.

During the last fiscal year and the subsequent interim period to the date hereof, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of the disagreement(s) in its reports.

The audit report of E&Y on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 24, 2002, is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 24, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              NYMEX HOLDINGS, INC.





                                              By: /s/ Patrick F. Conroy
                                                 -------------------------------
                                                 Patrick F. Conroy
                                                 Senior Vice President - Finance


Dated: October 24, 2002